                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                FORM 8-K/A No. 1

                                 Current Report


                  Filed pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) August 11, 1998



                             BRANDYWINE REALTY TRUST
             (Exact name of registrant as specified in its charter)




          MARYLAND                      1-9106                  23-2413352
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
      of Incorporation)              file number)         Identification Number)



             16 Campus Boulevard, Newtown Square, Pennsylvania 19073
                    (Address of principal executive offices)


                                 (610) 325-5600
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         In a Current Report on Form 8-K filed with the Securities and Exchange Commission on October 13, 1998, Brandywine Realty Trust (the "Company") reported its acquisition of two portfolios of properties (the Lazard Properties and the Axinn Properties). The Company is filing this amendment to the Current Report on Form 8-K to include the financial statements identified in this Item 7. After reasonable inquiry, the Company is not aware of any material factors relating to the Lazard Properties or the Axinn Properties that would cause the reported financial information not to be necessarily indicative of future operation results.

(a)      Financial Statements of Real Estate Assets Acquired.

         The audited combined statement of revenue and certain operating expenses of the Lazard Properties for the year ended December 31, 1997 and the unaudited combined statement of revenue and certain operating expenses of the Lazard Properties for the six months ended June 30, 1998 are included in pages F-13 to F-19.

         The audited combined statement of revenue and certain operating expenses of the Axinn Properties for the year ended December 31, 1997 and the unaudited combined statement of revenue and certain operating expenses of the Axinn Properties for the six months ended June 30, 1998 are included in pages F-20 to F-23.

         (b)      Pro Forma Financial Information.

         Pro forma financial information which gives effect to the Company's acquisitions of the Lazard Properties and the Axinn Properties as of and for the year ended December 31, 1997 and as of and for the six months ended June 30, 1998 are included in pages F-1 to F-12.

         (c)      Exhibits.

                  23.1   Consent of Arthur Andersen LLP

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             BRANDYWINE REALTY TRUST


Date:  October 21, 1998                     By:    /s/ Gerard H. Sweeney
                                                  ----------------------------
                                            Title:   President and Chief
                                                     Executive Officer

                             BRANDYWINE REALTY TRUST

                          INDEX TO FINANCIAL STATEMENTS


I.   UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION


o Pro Forma Condensed Consolidating Balance Sheet as of June 30, 1998......F - 3

o Pro Forma Condensed Consolidating Statement of Operations for the
  Year Ended December 31, 1997.............................................F - 4

o Pro Forma Condensed Consolidating Statement of Operations for the
  Six Months Ended June 30, 1998...........................................F - 5

o Notes and Management's Assumptions to Unaudited Pro Forma Condensed
  Consolidating Financial Information......................................F - 6


II.  LAZARD PROPERTIES

o Report of Independent Public Accountants.................................F -13

o Combined Statements of Revenue and Certain Expenses for the Six Months
  Ended June 30, 1998 (unaudited) and the Year Ended December 31, 1997
  (audited) ...............................................................F -14

o Notes to Combined Statements of Revenue and Certain Expenses.............F -15



III. AXINN PROPERTIES

o Report of Independent Public Accountants.................................F -20

o Combined Statements of Revenue and Certain Expenses for the Six Months
  Ended June 30, 1998 (unaudited) and the Year Ended December 31, 1997
  (audited) ...............................................................F -21

o Notes to Combined Statements of Revenue and Certain Expenses.............F -22

                             BRANDYWINE REALTY TRUST
             PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION

         The following sets forth the pro forma condensed consolidating balance sheet of Brandywine Realty Trust ("the Company") as of June 30, 1998 and the pro forma condensed consolidating statements of operations for the six months ended June 30, 1998 and the year ended December 31, 1997.

         The pro forma condensed consolidating financial information should be read in conjunction with the historical financial statements of the Company and those acquisitions deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

         The unaudited pro forma condensed consolidating financial information is presented as if the following events occurred on June 30, 1998 for balance sheet purposes, and on January 1, 1997 for purposes of the statements of operations:

- The Company acquired the properties described in Note 1 to these pro forma financial statements.

- The Company issued 2,375,500 Common Shares at $20.625 per share, of which 175,500 shares related to the underwriter's exercise of the over-allotment option (the "March 1997 Offering"). The net proceeds from the March 1997 Offering were contributed to Brandywine Operating Partnership, L.P. (the "Operating Partnership") in exchange for 2,375,500 units of general partnership interest ("GP Units") in the Operating Partnership.

- The Company issued 11,500,000 Common Shares at $20.75 per share, of which 1,500,000 shares related to the underwriter's exercise of the over-allotment option (the "July 1997 Offering"). The net proceeds from the July 1997 Offering were contributed to the Operating Partnership in exchange for 11,500,000 GP Units.

- The Company issued 786,840 Common Shares at $22.31 per share (the "September 1997 Offering"). The net proceeds from the September 1997 Offering were contributed to the Operating Partnership in exchange for 786,840 GP Units.

- The Company issued 751,269 Common Shares at $24.63 per share (the "December 1997 Offering"). The net proceeds from the December 1997 Offering were contributed to the Operating Partnership in exchange for 751,269 GP Units.

- The Company issued 11,000,000 Common Shares at $24.00 per share, of which 1,000,000 shares related to the underwriter's exercise of the over-allotment option (the "January 1998 Offering"). The net proceeds from the January 1998 Offering were contributed to the Operating Partnership in exchange for 11,000,000 GP Units.

- The Company issued an aggregate of 1,012,820 Common Shares at $24.06 per share (the "February 18, 1998 Offering"). The net proceeds from the February 18, 1998 Offering were contributed to the Operating Partnership in exchange for 1,012,820 GP Units.

- The Company issued an aggregate of 629,921 Common Shares at $23.81 per share (the "February 27, 1998 Offering"). The net proceeds from the February 27, 1998 Offering were contributed to the Operating Partnership in exchange for 629,921 GP Units.

- The Company issued an aggregate of 625,000 Common Shares at $24.00 per share (the "April 1998 Offering"). The net proceeds from the April 1998 Offering were contributed to the Operating Partnership in exchange for 625,000 GP Units.

         The pro forma condensed consolidating financial information is unaudited and is not necessarily indicative of what the actual financial position would have been at June 30, 1998, nor does it purport to represent the future financial position and the results of operations of the Company.

                             BRANDYWINE REALTY TRUST

                 PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET
                       AS OF JUNE 30, 1998 (Notes 1 and 2)

                                   (Unaudited)
                                 (In thousands)

                                                                   BRANDYWINE
                                                                  REALTY TRUST              PROPERTY
                                                                   HISTORICAL             ACQUISITIONS          PRO FORMA
                                                                  CONSOLIDATED                 (A)            CONSOLIDATED
                                                                  ------------            ------------        ------------
ASSETS:
  Real estate investments, net                                    $ 1,127,994               $ 663,498         $ 1,791,492
  Cash and cash equivalents                                            42,394                       -              42,394
  Escrowed cash                                                         1,325                       -               1,325
  Accounts receivable                                                   6,971                       -               6,971
  Due from affiliates                                                       -                       -                   -
  Investment in management company                                        149                       -                 149
  Investment in unconsolidated real estate ventures                    11,965                       -              11,965
  Deposits                                                              1,300                       -               1,300
  Deferred costs and other assets                                       8,311                   3,000              11,311
                                                                  -----------              ----------         -----------
   Total assets                                                     1,200,409                 666,498           1,866,907
                                                                  ===========              ==========         ===========
LIABILITIES:
  Mortgages and notes payable                                         423,392                 525,344             948,736
  Accrued interest                                                      1,354                       -               1,354
  Accounts payable and accrued expenses                                 4,266                       -               4,266
  Distributions payable                                                14,870                       -              14,870
  Due to affiliates                                                       239                       -                 239
  Tenant security deposits and deferred rents                          11,489                       -              11,489
                                                                  -----------              ----------         -----------
   Total liabilities                                                  455,610                 525,344             980,954
                                                                  -----------              ----------         -----------
MINORITY INTEREST                                                      22,084                  26,154              48,238
                                                                  -----------              ----------         -----------

CONVERTIBLE PREFERRED SHARES                                                -                  37,500              37,500
                                                                  -----------              ----------         -----------
CONVERTIBLE PREFERRED UNITS                                                 -                  77,500              77,500
                                                                  -----------              ----------         -----------



BENEFICIARIES' EQUITY:
  Common shares of beneficial interest                                    377                       -                 377
  Additional paid-in capital                                          753,066                       -             753,066
  Share warrants                                                          962                       -                 962
  Cumulative earnings                                                  30,119                       -              30,119
  Cumulative distributions                                            (61,809)                      -             (61,809)
                                                                  -----------              ----------         -----------
   Total beneficiaries' equity                                        722,715                       -             722,715
                                                                  -----------              ----------         -----------
   Total liabilities and beneficiaries' equity                    $ 1,200,409               $ 666,498         $ 1,866,907
                                                                  ===========              ==========         ===========




            The accompanying condensed notes are an integral part of these consolidated financial statements.


                             BRANDYWINE REALTY TRUST

                 PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF
                 OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1997
                                 (Notes 1 and 3)

                                   (Unaudited)
               (In thousands, except share and per share amounts)



                                                                      BRANDYWINE                1997 EVENTS
                                                                        REALTY          -------------------------
                                                                         TRUST          HISTORICAL      PRO FORMA
                                                                      HISTORICAL        OPERATIONS       ADJUST-
                                                                     CONSOLIDATED          (A)          MENTS (B)          SUBTOTAL
                                                                     ------------       ----------      ---------          --------
REVENUE:
  Base rents                                                         $     49,928        $ 28,640      $     918           $ 79,486
  Tenant reimbursements                                                     9,396           3,954              -             13,350
  Other                                                                     1,736             284              -              2,020
                                                                     ------------        --------      ---------           --------
            Total Revenue                                                  61,060          32,878            918             94,856
                                                                     ------------        --------      ---------           --------
OPERATING EXPENSES:
  Interest                                                                  7,079               -          4,303             11,382
  Depreciation and amortization                                            15,589               -          7,093             22,682
  Property operating expenses                                              22,445          12,413              -             34,858
  Administrative expenses                                                     659               -              -                659
                                                                     ------------        --------      ---------           --------
            Total operating expenses                                       45,772          12,413         11,396             69,581
                                                                     ------------        --------      ---------           --------

Income (loss) before equity in income of
  management company, equity income from real estate
   ventures, distributions to preferred unitholders
   and minority interest                                                   15,288          20,465        (10,478)            25,275

Equity in income (loss) of management company                                  89               -            422  (C)           511

Equity income from real estate ventures                                         -               -              -                  -
                                                                     ------------        --------      ---------           --------
Income (loss) before distributions to preferred
   unitholders and minority interest                                       15,377          20,465        (10,056)            25,786

Distributions to Preferred Unitholders                                          -               -              -                  -
                                                                     ------------        --------      ---------           --------
Income (loss) before minority interest                                     15,377          20,465        (10,056)            25,786

Minority interest in (income) loss                                           (376)              -           (374) (D)          (750)
                                                                     ------------        --------      ---------           --------
Net income (loss)                                                          15,001          20,465        (10,430)            25,036

Income allocated to Preferred Shares                                         (499)              -              -               (499)
                                                                     ------------        --------      ---------           --------

Income (loss) allocated to Common Shares                             $     14,502        $ 20,465      $ (10,430)          $ 24,537
                                                                     ============        ========      =========           ========

Diluted earnings (loss) per Common Share                             $       0.95
                                                                     ============

Diluted weighted average number of
  shares outstanding                                                   15,793,329
                                                                     ============


                                                                                          1998 PROPERTY
                                                                                           ACQUISITIONS
                                                                      1998         ----------------------------
                                                                     SHARE         HISTORICAL      PRO FORMA              TOTAL
                                                                   OFFERINGS       OPERATIONS       ADJUST-             PRO FORMA
                                                                      (E)             (F)          MENTS (G)          CONSOLIDATED
                                                                   ---------       ----------      ---------          ------------
REVENUE:
  Base rents                                                        $       -      $ 136,054       $  (3,492)        $    212,048
  Tenant reimbursements                                                     -         17,105            (198)              30,257
  Other                                                                     -          1,453               -                3,473
                                                                    ---------      ---------       ---------         ------------
            Total Revenue                                                   -        154,612          (3,690)             245,778
                                                                    ---------      ---------       ---------         ------------
OPERATING EXPENSES:
  Interest                                                            (22,607)        16,784          63,778               69,337
  Depreciation and amortization                                             -              -          39,838               62,520
  Property operating expenses                                               -         54,592          (1,363)              88,087
  Administrative expenses                                                   -              -               -                  659
                                                                    ---------      ---------       ---------         ------------
            Total operating expenses                                  (22,607)        71,376         102,253              220,603
                                                                    ---------      ---------       ---------         ------------
Income (loss) before equity in income of
  management company, equity income from real estate
   ventures, distributions to preferred unitholders
   and minority interest                                               22,607         83,236        (105,943)              25,175

Equity in income (loss) of management company                               -              -           2,070  (C)           2,581

Equity income from real estate ventures                                     -            262               -                  262
                                                                    ---------      ---------       ---------         ------------
Income (loss) before distributions to preferred
   unitholders and minority interest                                   22,607         83,498        (103,873)              28,018

Distributions to Preferred Unitholders                                      -              -          (5,619) (H)          (5,619)
                                                                    ---------      ---------       ---------         ------------
Income (loss) before minority interest                                 22,607         83,498        (109,492)              22,399

Minority interest in (income) loss                                     (1,081) (D)         -             490  (D)          (1,341)
                                                                    ---------      ---------       ---------         ------------
Net income (loss)                                                      21,526         83,498        (109,002)              21,058

Income allocated to Preferred Shares                                        -              -          (2,719) (I)          (3,218)
                                                                    ---------      ---------      ----------         ------------
Income (loss) allocated to Common Shares                            $  21,526      $  83,498      $ (111,721)        $     17,840
                                                                    =========      =========      ==========         ============
Diluted earnings (loss) per Common Share                                                                             $       0.49
                                                                                                                     ============

Diluted weighted average number of
  shares outstanding                                                                                                   36,721,485
                                                                                                                     ============







                The accompanying condensed notes are an integral part of these consolidated financial statements.


                             BRANDYWINE REALTY TRUST

                 PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF
                OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                 (Notes 1 and 3)

                                   (Unaudited)
               (In thousands, except share and per share amounts)


                                                                                                             1998 PROPERTY
                                                                BRANDYWINE                                   ACQUISITIONS
                                                                  REALTY              1998           ---------------------------
                                                                   TRUST             SHARE           HISTORICAL        PRO FORMA
                                                                HISTORICAL         OFFERINGS         OPERATIONS         ADJUST-
                                                               CONSOLIDATED           (E)                (J)           MENTS (K)
                                                               ------------        ---------         ----------        ---------
REVENUE:
  Base rents                                                 $     65,553           $     -            $ 47,257        $ (1,013)
  Tenant reimbursements                                             9,406                 -               5,139            (112)
  Other                                                             1,273                 -                 444               -
                                                             ------------           -------            --------        --------
   Total Revenue                                                   76,232                 -              52,840          (1,125)
                                                             ------------           -------            --------        --------
OPERATING EXPENSES:
  Interest                                                         11,017            (2,523)              8,681          16,843
  Depreciation and amortization                                    18,193                 -                   -          13,338
  Amortization of deferred compensation costs                         744                 -                   -               -
  Property operating expenses                                      23,450                 -              17,989            (860)
  Management fees                                                   2,882                 -                   -               -
  Administrative expenses                                             627                 -                   -               -
                                                             ------------           -------            --------        --------
   Total operating expenses                                        56,913            (2,523)             26,670          29,321
                                                             ------------           -------            --------        --------
Income (loss)before equity in income of management
  company, gain on sales, distributions to
   preferred unitholders, minority interest and
   extraordinary item                                              19,319             2,523              26,170         (30,446)

Equity in income of management company                                 75                 -                   -             552  (C)

Equity income from real estate ventures                                 -                 -                   -             245
                                                             ------------           -------            --------        --------
Income before gains on sales, distributions to preferred
  unitholders, minority interest and extraordinary item            19,394             2,523              26,170         (29,649)

Gains on sales of interest in real estate                             209                 -                   -               -
                                                             ------------           -------            --------        --------
Income before distributions to preferred unitholders,
  minority interest and extraordinary item                         19,603             2,523              26,170         (29,649)

Distributions to Preferred Unitholders                                  -                 -                   -          (2,809) (H)
                                                             ------------           -------            --------        --------
Income (loss) before minority interest                             19,603             2,523              26,170         (32,458)

Minority interest in (income) loss                                   (378)             (755) (D)              -             325  (D)
                                                             ------------           -------            --------        --------
Income before extraordinary item                                   19,225             1,768              26,170         (32,133)

Extraordinary item                                                   (858)                -                   -               -
                                                             ------------           -------            --------       ---------
Net Income                                                   $     18,367           $ 1,768            $ 26,170       $ (32,133)

Income allocated to Preferred Shares                                    -                 -                   -          (1,359) (I)
                                                             ------------           -------            --------       ---------
Income allocated to Common Shares                            $     18,367           $ 1,768            $ 26,170       $ (33,492)
                                                             ============           =======            ========       =========
Diluted earnings (loss) per Common Share                     $       0.53
                                                             ============
Diluted weighted average number of
  shares outstanding                                           34,645,392
                                                             ============


                                                                   TOTAL
                                                                 PRO FORMA
                                                               CONSOLIDATED
                                                               ------------
REVENUE:
  Base rents                                                   $    111,797
  Tenant reimbursements                                              14,433
  Other                                                               1,717
                                                               ------------
   Total Revenue                                                    127,947
                                                               ------------
OPERATING EXPENSES:
  Interest                                                           34,018
  Depreciation and amortization                                      31,531
  Amortization of deferred compensation costs                           744
  Property operating expenses                                        40,579
  Management fees                                                     2,882
  Administrative expenses                                               627
                                                               ------------
   Total operating expenses                                         110,381
                                                               ------------
Income (loss)before equity in income of management
  company, gain on sales, distributions to
   preferred unitholders, minority interest and
   extraordinary item                                                17,566

Equity in income of management company                                  627

Equity income from real estate ventures                                 245
                                                               ------------
Income before gains on sales, distributions to preferred
  unitholders, minority interest and extraordinary item              18,438

Gains on sales of interest in real estate                               209
                                                               ------------
Income before distributions to preferred unitholders,
  minority interest and extraordinary item                           18,647

Distributions to Preferred Unitholders                               (2,809)
                                                               ------------
Income (loss) before minority interest                               15,838

Minority interest in (income) loss                                     (808)
                                                               ------------
Income before extraordinary item                                     15,030

Extraordinary item                                                     (858)
                                                               ------------
Net Income                                                     $     14,172

Income allocated to Preferred Shares                                 (1,359)
                                                               ------------
Income allocated to Common Shares                              $     12,813
                                                               ============
Diluted earnings (loss) per Common Share                             $ 0.34
                                                               ============
Diluted weighted average number of
  shares outstanding                                             37,724,239
                                                               ============

         The accompanying condensed notes are an integral part of these consolidated financial statements.


                             BRANDYWINE REALTY TRUST

                      NOTES AND MANAGEMENT'S ASSUMPTIONS TO
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATING
                              FINANCIAL INFORMATION
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)


1.       BASIS OF PRESENTATION:

         Brandywine Realty Trust (the "Company") is a Maryland real estate investment trust. As of October 15, 1998, the Company owned 268 properties. The Company's interest in all of the Properties is held through Brandywine Operating Partnership, L.P. (the "Operating Partnership"). The Company is the sole general partner of the Operating Partnership and as of October 15, 1998, the Company held an approximately 94.8% interest in the Operating Partnership.

         These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company, the Columbia Acquisition Properties, the Main Street Acquisition Properties, the TA Properties, the Emmes Properties, the Greentree Executive Campus Acquisition Properties, 748 & 855 Springdale Drive, the Green Hills Properties, the Berwyn Park Properties, 500 & 501 Office Center Drive, Metropolitan Industrial Center, Atrium 1, Bala Pointe Office Centre, the Scarborough Properties, the GMH Properties, the RREEF Properties, Three Christina Centre, the DKM Properties, the First Commercial Properties, One Christina Centre, the Lazard Properties and the Axinn Properties. In management's opinion, all adjustments necessary to reflect the effects of the March 1997 Offering, the July 1997 Offering, the September 1997 Offering, the December 1997 Offering, the January 1998 Offering, the February 18, 1998 Offering, the February 27, 1998 Offering, the April 1998 Offering, the acquisitions of the Columbia Acquisition Properties, the Main Street Acquisition Properties, 1336 Enterprise Drive, the Greentree Executive Campus Acquisition Properties, Five Eves Drive, Kings Manor, the TA Properties, the Emmes Properties, 748 & 855 Springdale Drive, 1974 Sproul Road, the Green Hills Properties, the Berwyn Park Properties, 500 & 501 Office Center Drive, Christiana Corporate Center, Metropolitan Industrial Center, Atrium 1, 5 & 6 Cherry Hill Executive Campus, 220 Commerce Drive, Provident Place, the PECO Building, Bala Pointe Office Centre, the Scarborough Properties, the GMH Properties, the RREEF Properties, Three Christina Centre, 920 Harvest Drive, Norriton Business Center, the DKM Properties, the First Commercial Properties, One Christina Centre, 925 Harvest Drive, the Lazard Properties and the Axinn Properties by the Company have been made.

2.       ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET:


         (A) Reflects the Company's recent property acquisitions as follows:


                                        Cost
                       ---------------------------------------

                         Purchase     Closing
     Acquisition           Price       Costs        Total
                       ---------------------------------------
Lazard Properties         599,100       1,100      600,200
Axinn Properties           62,698         600       63,298
                       ---------------------------------------
     Total              $ 661,798     $ 1,700    $ 663,498
                       =======================================



                                                 Consideration
                      ----------------------------------------------------------------------------------------
                                            Mortgage        Class A      Series B     Series A
                      Credit Facility         Debt         Operating     Preferred    Preferred       Notes
     Acquisition         Borrowings        Assumption        Units         Units       Shares      Receivable
                      ----------------------------------------------------------------------------------------
Lazard Properties          248,499          239,701             -          77,500      37,500          (3,000)
Axinn Properties            37,144                -          26,154             -           -               -
                      ----------------------------------------------------------------------------------------
     Total               $ 285,643        $ 239,701        $ 26,154      $ 77,500    $ 37,500        $ (3,000)
                      ========================================================================================




3.       ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF
         OPERATIONS:

         (A) Reflects the historical statements of operations of the Columbia Acquisition Properties, the Main Street Acquisition Properties, 1336 Enterprise Drive, Kings Manor, Greentree Executive Campus, Five Eves Drive, the TA Properties, the Emmes Properties, 748 & 855 Springdale Drive, 1974 Sproul Road, the Berwyn Park Properties, the Green Hills Properties, 500/501 Office Center Drive, Christiana Corporate Center, Metropolitan Industrial Center, Atrium 1, 5 & 6 Cherry Hill Executive Campus, 220 Commerce Drive, Provident Place, Bala Pointe Office Centre and the Scarborough Properties. The historical statements reflected below include the operating results for the period January 1, 1997 through the earlier of the respective acquisition dates or December 31, 1997. Operating results from those dates forward are included in the historical results of the Company.



                                                    Tenant              Property
                                                  reimburse-           operating
        Acquisition / Offering           Rents      ments      Other    expenses
----------------------------------   -------------------------------------------

Columbia Acquisition Properties         $ 338       $ 24       $ 25      $ 130
Main Street Acquisition Properties        542         60          -        379
1336 Enterprise Drive                      78         13          -         19
Kings Manor                               105         27          -         43
Greentree Executive Campus                602         17          -        272
Five Eves Drive                           103         12          -         45
TA Properties                           2,053        299          6        698
Emmes Properties                        2,570      1,130          2      1,332
748 & 755 Springdale Drive                414          -          -         99
1974 Sproul Road                          354         54          -        225
Berwyn Park Properties                  2,492        376         36      1,073
Green Hills Properties                  4,567          -          -      1,393
500/501 Office Center Drive             1,106        919         48        971
Christiana Corporate Center               615         22         45        218
Metropolitan Industrial Center          1,395        306         33        472
Atrium 1                                  994         34         26        573
5 & 6 Cherry Hill Executive Campus        127          -          -        140
220 Commerce Drive                        594          -          -        186
Provident Place                           644         90          7        283
Bala Pointe Office Centre               3,523         34         35      1,544
Scarborough Properties                  5,424        537         21      2,318
                                     =========================================
      Total                          $ 28,640    $ 3,954      $ 284   $ 12,413
                                     =========================================


         (B) Reflects the Company's pro forma adjustments relative to the acquisitions of the Columbia Acquisition Properties, the Main Street Acquisition Properties, 1336 Enterprise Drive, Kings Manor, Greentree Executive Campus, Five Eves Drive, the TA Properties, the Emmes Properties, 748 & 855 Springdale Drive, 1974 Sproul Road, the Berwyn Park Properties, the Green Hills Properties, 500/501 Office Center Drive, Christiana Corporate Center, Metropolitan Industrial Center, Atrium 1, 5 & 6 Cherry Hill Executive Campus, 220 Commerce Drive, Provident Place, the PECO Building, Bala Pointe Office Centre and the Scarborough Properties for the year ended December 31, 1997 and pro forma adjustments to reflect the March 1997 Offering, the July 1997 Offering, the September 1997 Offering and the December 1997 Offering for the year ended December 31, 1997. The pro forma adjustments below reflect the period January 1, 1997 through the earlier of the respective acquisition dates or December 31, 1997. Operating results from those dates forward are included in the historical results of the Company.

                                                                   Depreciation
                                                                        and
                                                                   amortization
      Acquisition / Offering            Rents     Interest (i)         (ii)
----------------------------------     ----------------------------------------

Columbia Acquisition Properties          $ -         $ 110              $ 66
Main Street Acquisition Properties         -             -               109
1336 Enterprise Drive                      -             -                21
Kings Manor                                -             -                29
Greentree Executive Campus                 -           249               106
Five Eves Drive                            -            75                32
TA Properties                              -         1,241               530
Emmes Properties                           -         2,049               874
748 & 755 Springdale Drive                 -           171                73
1974 Sproul Road                           -             -                61
Berwyn Park Properties                     -             -               700
Green Hills Properties                     -           690               745
500/501 Office Center Drive                -           700               340
Christiana Corporate Center                -           308               132
Metropolitan Industrial Center             -           926               395
Atrium 1                                   -           597               255
5 & 6 Cherry Hill Executive Campus         -           218                93
220 Commerce Drive                         -           345               147
Provident Place                            -           411               175
PECO Building (iii)                      918           652               278
Bala Pointe Office Centre                  -         1,891               807
Scarborough Properties                     -         1,957             1,125
March 1997 Offering                        -           (91)                -
July 1997 Offering                         -        (6,905)                -
September 1997 Offering                    -             -                 -
December 1997 Offering                     -        (1,291)                -
                                       -------------------------------------
      Total                            $ 918       $ 4,303           $ 7,093
                                       =====================================


(i) Pro forma interest expense is presented assuming an effective rate of 7.5% on borrowings under the Company's revolving credit facility. The adjustment for the Columbia Acquisition Properties also reflects an effective interest rate of 9.5% on assumed debt.

(ii) Pro forma depreciation expense is presented assuming an 80% building and 20% land allocation of the purchase price and capitalized closing costs and assumes a useful life of 25 years.

(iii) Pro forma base rents for the PECO Building are based on the lease in place as of November 25, 1997 as historically the property was owner occupied and was not an operating property. All property expenses are paid directly by the tenant.


         (C) Pro forma equity in income of management company is based on management fees less incremental costs estimated to be incurred.

         (D) Pro forma minority interest in income represents the incremental pro forma earnings allocable to Class A minority interest unitsholders.

         (E) Represents interest expense savings from debt repayments upon the application of the net proceeds from the January 1998 Offering, the February 18, 1998 Offering, the February 27, 1998 Offering, and the April 1998 Offering.

                                      Interest savings        Interest savings
                                     For the Year Ended      For the Six Months
                                          12/31/97             Ended 6/30/98
             Offering                       (i)                     (i)
----------------------------------------------------------  -------------------

January 1998 Offering                    $ (18,748)              $ (1,798)
February 18, 1998 Offering                  (1,729)                  (232)
February 28, 1998 Offering                  (1,067)                  (170)
April 1998 Offering                         (1,063)                  (323)
                                         ---------               --------

      Total                              $ (22,607)              $ (2,523)
                                         =========               ========


(i) Pro forma interest expense is presented assuming an effective rate of 7.5% on borrowings under the Company's revolving credit facility.

         (F) Reflects the historical operations of the GMH Portfolio, the RREEF Portfolio, Three Christina Centre, 920 Harvest Drive, Norriton Business Center, the DKM Portfolio, the First Commercial Properties, One Christina Centre, 925 Harvest Drive, the Lazard Properties and the Axinn Properties for the year ended December 31, 1997. Also reflects the exclusion of the historical operations of Kings Mill which was sold by the Company.



                                                        Tenant                                 Property
                                                      reimburse-                  Interest    operating
       Acquisition                     Rents            ments         Other        expense     expenses
--------------------------         ---------------------------------------------------------------------
GMH Portfolio                       $ 25,049          $ 1,937        $ 174            $ -       $ 10,935
RREEF Portfolio                        4,160              705            -              -          1,252
Three Christina Centre                 4,635            2,427           22              -          2,830
920 Harvest Drive                      1,658               63            -              -            724
Norriton Business Center               1,161                -            -              -            276
DKM Portfolio                         15,182            4,135           24              -          7,164
First Commercial Properties            6,235              719          116              -          2,307
One Christina Centre                   4,789              519          569              -          2,241
925 Harvest Drive                        946                -           92              -            329
Sale of Kings Mill                    (2,675)               -            -              -           (683)
Lazard Properties                     64,579            5,315          456         16,784         23,351
Axinn Properties                      10,335            1,285            -              -          3,866
                                   ---------------------------------------------------------------------
      Total                        $ 136,054         $ 17,105      $ 1,453       $ 16,784       $ 54,592
                                   =====================================================================

         (G) Reflects the Company's pro forma adjustments relative to the acquisitions of the GMH Portfolio, the RREEF Portfolio, Three Christina Centre, 920 Harvest Drive, Norriton Business Center, the DKM Portfolio, the First Commercial Properties, One Christina Centre, 925 Harvest Drive, the Lazard Properties and the Axinn Properties for the year ended December 31, 1997. Also reflects the pro forma adjustment to exclude the results of operations of Kings Mill which was sold by the Company.


                                                Tenant                                                Property
                                              reimburse-                           Depreciation and  operating
       Acquisition                  Rents        ments    Other   Interest (iii)   amortization (iv)  expenses
---------------------------     ------------------------------------------------------------------------------
GMH Portfolio                   $     -       $    -     $ -        $ 16,391          $ 7,382        $      -
RREEF Portfolio                       -            -       -           4,212            1,797               -
Three Christina Centre                -            -       -           3,875            1,653               -
920 Harvest Drive                     -            -       -             912              389               -
Norriton Business Center              -            -       -             658              257               -
DKM Portfolio                         -            -       -          10,016            4,422               -
First Commercial Properties           -            -       -           2,959            1,559               -
One Christina Centre                  -            -       -           3,177            1,356               -
925 Harvest Drive                     -            -       -             630              269               -
Sale of Kings Mill                    -            -       -          (1,121)            (478)              -
Lazard Properties (i)              (425)         (17)      -          19,283           19,206             (33)
Axinn Properties (ii)            (3,067)        (181)      -           2,786            2,026          (1,330)
                                -----------------------------------------------------------------------------
      Total                     $(3,492)      $ (198)    $ -        $ 63,778         $ 39,838        $ (1,363)
                                =============================================================================


(i) Pro forma rents, reimbursements, other income and property operating expenses represent a reduction of the results attributable to a property which the Company deferred purchasing as part of the Lazard Acquisition. These results had been included in the Lazard historical results.

(ii) Pro forma rents, reimbursements, other income and property operating expenses represent a reduction of the results attributable to certain Axinn properties which the Company deferred purchasing as part of the Axinn Acquisition. These results had been included in the Axinn historical results.

(iii) Pro forma interest expense is presented assuming an effective rate of 7.5% on borrowings under the Company's revolving credit facility, and an effective rate of 7.0% to 9.9% on assumed mortgage indebtedness.

(iv) Pro forma depreciation expense is presented assuming an 80% building and 20% land allocation of the purchase price and capitalized closing costs and assumes a useful life of 25 years.

         (H) Reflects the income allocated to the 1,550,000 Series B Preferred Units issued as partial consideration in the acquisition of the Lazard Properties. The Series B Preferred Units, with an aggregate stated value of $77.5 million, are entitled to a 7.25% preferential return.

         (I) Reflects the income allocated to the 750,000 Series A Preferred Shares issued as partial consideration in the acquisition of the Lazard Properties. The Series A Preferred Shares, with an aggregate stated value of $37.5 million, are entitled to a 7.25% preferential return.

         (J) Reflects the historical operations of the GMH Portfolio, the RREEF Portfolio, Three Christina Centre, 920 Harvest Drive, Norriton Business Center, the DKM Portfolio, the First Commercial Properties, One Christina Centre, 925 Harvest Drive, the Lazard Properties and the Axinn Properties through the earlier of the respective acquisition dates or June 30, 1998. Operating results from those dates forward are included in the historical results of the Company. Also reflects the exclusion of the historical operations of Kings Mill which was sold by the Company.


                                                        Tenant                                 Property
                                                      reimburse-                  Interest     operating
       Acquisition                     Rents            ments         Other        expense      expenses
--------------------------          ---------------------------------------------------------------------
GMH Portfolio                       $    343          $    27        $   2          $     -      $    150
RREEF Portfolio                          570               97            -                -           172
Three Christina Centre                   800              419            4                -           488
920 Harvest Drive                        341               13            -                -           149
Norriton Business Center                 251                -            -                -            60
DKM Portfolio                          3,744            1,020            6                -         1,766
First Commercial Properties            2,187              252           41                -           809
One Christina Centre                   1,719              186          204                -           804
925 Harvest Drive                        454                -           44                -           158
Sale of Kings Mill                    (1,180)               -            -                -          (301)
Lazard Properties                     33,618            2,455          143            8,681        11,881
Axinn Properties                       4,410              670            -                -         1,853
                                    ---------------------------------------------------------------------
      Total                         $ 47,257          $ 5,139        $ 444          $ 8,681      $ 17,989
                                    =====================================================================


         (K) Reflects the Company's pro forma adjustments relative to the acquisitions of the GMH Portfolio, the RREEF Portfolio, Three Christina Centre, 920 Harvest Drive, Norriton Business Center, the DKM Portfolio, the First Commercial Properties, One Christina Centre, 925 Harvest Drive, the Lazard Properties and the Axinn Properties for the six months ended June 30, 1998. Also reflects the pro forma adjustment to exclude the results of operations of Kings Mill which was sold by the Company.


                                                Tenant                                                Property
                                              reimburse-                           Depreciation and  operating
       Acquisition                  Rents        ments    Other   Interest (iii)   amortization (iv)  expenses
---------------------------      ------------------------------------------------------------------------------
GMH Portfolio                         $ -      $    -      $ -      $    225         $    101          $    -
RREEF Portfolio                         -           -        -           577              246               -
Three Christina Centre                  -           -        -           669              285               -
920 Harvest Drive                       -           -        -           187               80               -
Norriton Business Center                -           -        -           143               56               -
DKM Portfolio                           -           -        -         2,470            1,090               -
First Commercial Properties             -           -        -         1,038              547               -
One Christina Centre                    -           -        -         1,140              487               -
925 Harvest Drive                       -           -        -           302              129               -
Sale of Kings Mill                      -           -        -          (494)            (211)              -
Lazard Properties (i)                (116)         (5)       -         9,205            9,524             (82)
Axinn Properties (ii)                (897)       (107)       -         1,381            1,004            (778)
                                 ------------------------------------------------------------------------------
      Total                      $ (1,013)     $ (112)     $ -      $ 16,843         $ 13,338          $ (860)
                                 ==============================================================================

(i) Pro forma rents, reimbursements, other income and property operating expenses represent a reduction of the results attributable to a property which the Company deferred purchasing as part of the Lazard Acquisition. These results had been included in the Lazard historical results.

(ii) Pro forma rents, reimbursements, other income and property operating expenses represent a reduction of the results attributable to certain Axinn properties which the Company deferred purchasing as part of the Axinn Acquisition. These results had been included in the Axinn historical results.

(iii) Pro forma interest expense is presented assuming an effective rate of 7.5% on borrowings under the Company's revolving credit facility, and an effective rate of 7% to 9.9% on assumed mortgage indebtedness.

(iv) Pro forma depreciation expense is presented assuming an 80% building and 20% land allocation of the purchase price and capitalized closing costs and assumes a useful life of 25 years.

                  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS





To LF Strategic Realty Investors, LP:

We have audited the combined statement of revenue and certain expenses of the Lazard Properties for the year ended December 31, 1997. This financial statement is the responsibility of the Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of the Properties' revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the Lazard Properties for the year ended December 31, 1997, in conformity with generally accepted accounting principles.




                                                             ARTHUR ANDERSEN LLP


Philadelphia, Pa.,
   July 31, 1998

                                LAZARD PROPERTIES


          COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES (NOTE 1)
                                 (in thousands)


                                                                               For the Year             For the Six
                                                                                   Ended               Months Ended
                                                                               December 31,              June 30,
                                                                                   1997                    1998
                                                                               ------------            ------------
                                                                                                        (unaudited)
REVENUE:
   Minimum rent (Note 2)                                                       $     64,579            $     33,618
   Tenant reimbursements                                                              5,315                   2,455
   Other income                                                                         456                     143
                                                                               ------------            ------------

                  Total revenue                                                      70,350                  36,216
                                                                               ------------            ------------

CERTAIN EXPENSES:
   Maintenance and other operating expenses (Notes 4 & 5)                            12,414                   6,346
   Utilities                                                                          5,870                   2,802
   Interest expense (Note 6)                                                         16,784                   8,681
   Real estate taxes                                                                  5,067                   2,733
                                                                               ------------            ------------

                  Total certain expenses                                             40,135                  20,562
                                                                               ------------            ------------

REVENUE IN EXCESS OF CERTAIN EXPENSES BEFORE INCOME FROM INVESTMENTS IN
   LIMITED PARTNERSHIPS
                                                                                     30,215                  15,654

INCOME FROM INVESTMENTS IN LIMITED PARTNERSHIPS (NOTE 3)
                                                                                        262                     245
                                                                               ------------            ------------

REVENUE IN EXCESS OF CERTAIN EXPENSES AND INCOME FROM INVESTMENTS IN
   LIMITED PARTNERSHIPS
                                                                               $     30,477            $     15,899
                                                                               ============            ============



                    The accompanying notes are an integral part of these financial statements.



                                LAZARD PROPERTIES

          NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES

                                DECEMBER 31, 1997
                                 (in thousands)




1. BASIS OF PRESENTATION:

The combined statement of revenue and certain expenses reflects the operations of the Lazard Properties (the "Properties"), located in New Jersey, North Carolina, Pennsylvania, and Virginia. The Properties are expected to be sold by LF Strategic Realty Investors, LP through its subsidiaries Atlantic American Properties Trust and Commonwealth Atlantic Properties, Inc. subsequent to July 31, 1998. The Properties have an aggregate net rentable area of approximately 5,717,000 square feet (94% leased as of December 31, 1997). The statement of revenue and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission.

The accounting records of the Properties are maintained on an accrual basis. The accompanying financial statements exclude certain expenses such as depreciation and amortization, professional fees, and other costs not directly related to the future operations of the Properties.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. The ultimate results could differ from those estimates.

The combined statement of revenue and certain expenses for the six months ended June 30, 1998 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of the combined statement of revenue and certain expenses for the interim period have been included. The results of the interim period are not necessarily indicative of the results for the full year.

2. OPERATING LEASES:

Minimum rent presented includes straight-line adjustments for rental revenue increases in accordance with generally accepted accounting principles. The aggregate rental revenue increase resulting from the straight-line adjustment for the year ended December 31, 1997, was $2,365 and for the six months ended June 30, 1998 was $1,023 (unaudited). No tenants represent greater than 10% of aggregate minimum rent.

The Properties are leased to tenants under operating leases with expiration dates extending to the year 2010. Future minimum rentals under noncancellable operating leases, excluding tenant reimbursements of operating expenses as of December 31, 1997, are as follows:

                       1998                   $ 63,967
                       1999                     53,118
                       2000                     45,164
                       2001                     36,217
                       2002                     30,715
                       Thereafter               97,846

Certain leases also include provisions requiring tenants to reimburse the Properties for management costs and other operating expenses up to stipulated amounts.

3. INCOME FROM INVESTMENTS IN LIMITED PARTNERSHIPS:

The combined statement of revenue and certain expenses includes income from a 50% interest in the investment in Iron Run Northlight II. The summary financial information for the investment in Iron Run Northlight II is as follows:

                                                                          For the Year          For the Six
                                                                              Ended            Months Ended
                                                                          December 31,           June 30,
                                                                              1997                 1998
                                                                          ------------         ------------
                                                                                                (unaudited)
Revenue                                                                   $  1,214              $   1,078

Maintenance and other operating expenses                                        38                     87
Utilities                                                                       --                     63
Interest                                                                       881                    502
Real estate taxes                                                               --                     64
                                                                          --------              ---------
           Total certain expenses                                              919                    716
                                                                          --------              ---------
           Total revenue in excess of certain expenses
                                                                               295                    362
                                                                          --------              ---------
   Share of income from investment in limited partnership
                                                                          $    148              $     181
                                                                          ========              =========

The combined statement of revenue and certain expenses includes income from a 50% investment in Interstate Center. The summary financial information for the investment in Interstate Center is as follows:

                                                                          For the Year          For the Six
                                                                              Ended            Months Ended
                                                                          December 31,           June 30,
                                                                              1997                 1998
                                                                          ------------         ------------
                                                                                                (unaudited)
Revenue                                                                   $  1,399              $     769

Maintenance and other operating expenses                                       315                    168
Utilities                                                                      194                     82
Interest                                                                       543                    260
Real estate taxes                                                              119                    131
                                                                          --------              ---------

           Total certain expenses                                            1,171                    641
                                                                          --------              ---------

           Total revenue in excess of certain expenses
                                                                               228                    128
                                                                          --------              ---------

Share of income from investment in limited partnership
                                                                          $    114              $      64
                                                                          ========              =========



4. RELATED PARTY TRANSACTIONS:

The Properties paid management fees of $1,030 and $572 (unaudited) for the year ended December 31, 1997 and for the six months ended June 30, 1998, respectively, to Atlantic American Property Management, Inc., a related party, based on percentages as defined in the management agreement. These management fees are included in maintenance and other operating expenses in the accompanying statements.

5. COMMITMENTS AND CONTINGENCIES:

The Properties lease land under ground leases that expire in 2029 and 2089. Rental expense associated with ground leases was approximately $369 for the year ended December 31, 1997 and $184 for the six months ended June 30, 1998, and has been included in maintenance and other operating expenses in the accompanying statements. Fixed annual rental expense to be paid for the five years subsequent to December 31, 1997 is as follows:

                         1998              $  308
                         1999                 308
                         2000                 308
                         2001                 333
                         2002                 333

6. INTEREST EXPENSE:

Certain indebtedness is expected to be assumed by the purchaser of the property portfolio based upon the terms and conditions of the subject debt agreements. Accordingly, interest expense is included in the combined statements of revenue and certain expenses as follows:


                                                                                                    For the Six
                                                                              For the Year            Months
       Original                                                                   Ended                Ended
      Principal              Date                                             December 31,           June 30,
       Amount               Placed          Maturity           Rate               1997                 1998
  ----------------    -----------------   ------------  ----------------   ------------------   -----------------
                                                                                                   (unaudited)

   $  163,284            June 1997            2027            7.48%         $         11,714     $          5,991
   $   30,000            June 1997            2027        Libor + .93%                 1,822                1,005
   $   20,000            June 1997            2027        Libor + .76%                 1,184                  653
   $   25,800            January 1994         2001            8.00%                    2,064                1,032
                                                                           -----------------     ----------------

                                                                            $         16,784     $          8,681
                                                                            ================     ================

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS





To Brandywine Realty Trust:

We have audited the combined statement of revenue and certain expenses of Axinn Properties, described in Note 1, for the year ended December 31, 1997. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Brandywine Realty Trust as described in Note 1 and is not intended to be a complete presentation of Axinn Properties' revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Axinn Properties for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                             ARTHUR ANDERSEN LLP

Philadelphia, Pa.,
May 15, 1998

                                AXINN PROPERTIES


           COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES (NOTE 1)



                                                  For the           For the Six
                                                Year Ended         Months Ended
                                               December 31,          June 30,
                                                   1997                1998
                                               ------------        ------------
                                                                    (unaudited)
REVENUE:
   Base rents (Note 2)                       $  10,335,000         $  4,410,000
   Tenant reimbursements                         1,285,000              670,000
                                             -------------         ------------


         Total revenue                          11,620,000            5,080,000
                                             -------------         ------------

CERTAIN EXPENSES:
   Maintenance and other operating expenses      1,203,000              524,000
   Utilities                                       487,000              241,000
   Real estate taxes                             2,176,000            1,088,000
                                             -------------         ------------

         Total certain expenses                  3,866,000            1,853,000
                                             -------------         ------------

REVENUE IN EXCESS OF CERTAIN EXPENSES        $   7,754,000         $  3,227,000
                                             =============         ============












   The accompanying notes are an integral part of these financial statements.

                                AXINN PROPERTIES


           NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

                                DECEMBER 31, 1997



1. BASIS OF PRESENTATION:

The accompanying combined statement of revenue and certain expenses reflects the operations of nineteen industrial buildings and seven office buildings (the "Axinn Properties") owned by Donald E. Axinn ("Axinn") and certain entities controlled by Axinn located in New Jersey and New York. Brandywine Realty Trust ("BRT") and Brandywine Operating Partnership, L.P. (the "Operating Partnership") entered into an agreement (the "Acquisition Agreement) on July 11, 1998 with Axinn and certain entities controlled by Axinn to acquire the above mentioned properties for an aggregate purchase price of approximately $83.4 million. The Axinn Properties have an aggregate net rentable area of approximately 1,115,000 square feet and were 90% leased as of December 31, 1997.

In addition to the above properties, the Acquisition Agreement includes provisions to acquire three other properties subject to certain terms and contingencies. Such properties are excluded from the accompanying financial statements. These properties are as follows:

31 Commercial Street
--------------------
This property will be acquired only after certain environmental conditions affecting the property have been satisfied. If the environment conditions are not satisfied within two years from the closing date, then either the Operating Partnership or Axinn may terminate its obligations to buy or sell, as applicable, this property.

263 Old Country Road
--------------------
This property will be acquired once construction is completed and a certificate of occupancy is issued which is expected to occur in 1999.

101 Paragon Drive
-----------------
The Operating Partnership will pay $500,000 to Axinn at the initial closing and, subject to certain terms and conditions, will be required to acquire this property in the year 2005 for $11,000,000. The Operating Partnership will be entitled to receive $50,000 each year through the year 2005 subject to certain terms and conditions. The tenant has a priority option to acquire the property for $11,000,000 which is exercisable through the year 2005.

This combined statement of revenue and certain expenses is to be included in the Company's Current Report on Form 8-K, pursuant to the rules and regulations of the Securities and Exchange Commission.

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles and exclude certain expenses such as interest, depreciation and amortization, and other costs not directly related to the future operations of the Axinn Properties.

The combined statement of revenue and certain expenses for the six months ended June 30, 1998 is unaudited. In the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary to present fairly the revenue and certain expenses of Axinn for the six months ended June 30, 1998 have been included. The combined revenue and certain expenses for such interim period are not necessarily indicative of the results for the full year.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities during the reporting period. The ultimate results could differ from those estimates.

2. OPERATING LEASES:

Base rents for the year ended December 31, 1997, and for the six months ended June 30, 1998, include straight-line adjustments for rental revenue decreases in accordance with generally accepted accounting principles. The aggregate rental revenue decreases resulting from the straight-line adjustments for the year ended December 31, 1997, and for the six months ended June 30, 1998 were approximately ($36,000) and ($36,000), (unaudited), respectively.

Sony Corporation's and Volvo Corporation's minimum rental payments were $1,405,000 and $1,189,000, respectively, and represented greater than 10% of the total base rents in 1997. Sony's lease expired at the end of 1997 and was not renewed, and the space has not been leased as of June 30, 1998.

The Axinn Properties are leased to tenants under operating leases with expiration dates extending to the year 2013. Future minimum rentals under noncancelable operating leases, excluding tenant reimbursements of operating expenses as of December 31, 1997, are as follows:

                     1998                  $    8,452,000
                     1999                       8,009,000
                     2000                       7,798,000
                     2001                       5,290,000
                     2002                       3,432,000
                     Thereafter                 9,770,000
                                           --------------
                     Total                 $   42,751,000
                                           ==============

Certain leases also include provisions requiring tenants to reimburse Axinn for management costs and other operating expenses up to stipulated amounts.

3. RELATED PARTY TRANSACTIONS:

Axinn Properties have an agreement with an affiliate, which provides Axinn Properties with certain property management and related services. The aggregate costs incurred for these services and included in maintenance and other operating expenses for the year ended December 31, 1997, and for the six months ended June 30, 1998 were approximately $529,000 and $186,000, (unaudited), respectively.

4. GROUND LEASES:

One of the Properties is subject to a ground lease which expires on November 30, 2026. Obligations under the ground lease are as follows:


                     1998                  $     22,000
                     1999                        23,000
                     2000                        23,000
                     2001                        23,000
                     2002                        23,000
                     Thereafter                 777,000
                                           ------------
                     Total                 $    891,000
                                           ============

5. SUBSEQUENT EVENT (unaudited)

A significant tenant that represents $898,000 of revenues for the year ended December 31, 1997 filed for Chapter 11 bankruptcy protection on June 30, 1998. The tenant has continued to make rental payments under the terms of its lease, which expires on February 6, 2007. As security for the lease payments, the tenant has posted an $817,000 Letter of Credit, which is available for payment in the event of default.